UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue

Suite 805

Tulsa, Oklahoma 74136
(Address of principal executive offices)(Zip Code)

(918) 481-1119
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Units Representing Limited Partner Interests	NGL	New York Stock Exchange
9.00% Class B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NGL-PB	New York Stock Exchange
9.625% Class C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NGL-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 20, 2019, NGL Energy Holdings LLC, a Delaware limited liability company and the general partner (the “General Partner”) of NGL Energy Partners LP, a Delaware limited partnership (the “Partnership”), executed Amendment No. 4 (the “Amendment No. 4”) to the Third Amended and Restated Limited Liability Company Agreement (the “GP LLC Agreement”) of the General Partner, in order to provide EIG Management Company, LLC and FS/EIG Advisor, LLC (collectively, “EIG”) the right to designate one member of the Board of Directors of the General Partner.  Amendment No. 4 was entered into in connection with the purchase of Class D Preferred Units and warrants to purchase common units, in each case issued and sold by the Partnership to certain affiliates of EIG on July 2, 2019.

The director designation right mentioned above and the other terms and conditions regarding governance of the General Partner are established pursuant to the GP LLC Agreement, as amended to date (including pursuant to Amendment No. 4).  Accordingly, the description of Amendment No. 4 contained in this Item 5.03 is qualified in its entirety by reference to the full text of the following instruments:

•	the GP LLC Agreement, which is filed as Exhibit 3.1 to the Partnership’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on February 28, 2013;

•	Amendment No. 1 to the GP LLC Agreement, which is filed as Exhibit 3.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on August 7, 2013;

•	Amendment No. 2 to the GP LLC Agreement, which is filed as Exhibit 3.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on July 3, 2014;

•	Amendment No. 3 to the GP LLC Agreement, which is filed as Exhibit 3.2 to the Partnership’s Current Report on Form 8-K filed with the SEC on June 28, 2016; and

•	Amendment No. 4 to the GP LLC Agreement, which is filed as Exhibit 3.1 to this report

The full text of each of such instruments is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment No. 4 to Third Amended and Restated Limited Liability Company Agreement of NGL Energy Holdings LLC, dated as of August 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: August 21, 2019	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
Chief Executive Officer

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